SHARE REPURCHASE PLAN	12 Months Ended
Dec. 31, 2015
SHARE REPURCHASE PLAN [Abstract]
SHARE REPURCHASE PLAN

22.	SHARE REPURCHASE PLAN

On March 21, 2011, the Board of Directors authorized the Company to repurchase up to $20 million of its own outstanding ADSs within two years from March 21, 2011. On September 26, 2012, the Board of Directors approved to increase the amount of the share repurchase program to $40 million of its own outstanding ADS and to extend the termination date of the share repurchase program to March 20, 2014.

Up to December 31, 2015, the Company had repurchased an aggregate of 6,532,429 ADSs from the open market for a total consideration of $17.4 million, of which 2,190,685 ADSs had been cancelled and 4,341,744 ADSs were recorded as treasury stock. As of December 31, 2015, 2,708,538 ADS of treasury stock has been reissued.